EXHIBIT 10.1

**	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SETTLEMENT AGREEMENT

This Settlement Agreement is by and between Overland Storage, Inc. (referred to herein as “Overland”), a California corporation with a principal place of business at 9112 Spectrum Center Boulevard, San Diego, California 92123; and International Business Machines Corporation (referred to herein as “IBM”), a New York corporation with a principal place of business at 1 New Orchard Road, Armonk, New York 10504-1722 (each of Overland and IBM is referred to herein as a “Party” and are collectively referred to herein as the “Parties”).

RECITALS

Whereas, Overland and IBM are parties to the ITC Action and the District Court Action (both defined below);

Whereas, the Parties wish to resolve their differences in the ITC Action and the District Court Action without admitting liability or conceding the claims or defenses raised against it;

Whereas, each of the Parties acknowledges that the execution of this Settlement Agreement will be of substantial benefit to it.

NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. DEFINITIONS

As used herein, capitalized terms not otherwise defined herein shall have the following meanings:

1.1 “ITC Action” means the action in the United States International Trade Commission captioned In re Certain Automated Media Library Devices, Investigation No. 337-TA-746.

1.2 “District Court Action” means the action in the United States District Court for the Southern District of California captioned Overland Storage, Inc. v. BDT Automation Technology (ZHUHAI FTZ) Co., Ltd., et al., Civil Action No. 10-CV-1700.

**	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.3 “License Agreement” shall mean that certain license agreement entered by and between Overland and IBM concurrent herewith, a copy of which is attached hereto as Exhibit C.

1.4 **

1.5 “Patents-In-Suit” shall mean U.S. Patent Nos. 6,328,766 and 6,353,581.

1.6 “Subsidiary” of a Party hereto or of a third party shall mean a corporation, company or other entity:

1.6.1 more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly, by a Party hereto or such third party, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists; or

1.6.2 which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is, now or hereafter, owned or controlled, directly or indirectly, by a Party hereto or such third party, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

1.7 “Effective Date” means the date upon which Overland receives the payment described in Section 4.

1.8 “Execution Date” means the date upon which this Settlement Agreement is signed by all parties.

2. DISMISSAL

2.1 In consideration of the mutual promises set forth herein, within three (3) business days of the Execution Date of this Settlement Agreement, Overland and IBM shall:

(a) with respect to the ITC Action, execute and/or cause their respective counsel to execute papers in the forms set forth in Exhibit A, or in such other form as required for the Commission’s approval, for the purpose of terminating the ITC Action with prejudice as to IBM and Dell Inc. (“Dell”); and

(b) with respect to the District Court Action, execute and/or cause their respective counsel to execute papers in the forms set forth in Exhibit B, or in such other form as required for the Court’s approval, to Dismiss with Prejudice the District Court Action as to all of their respective claims by and between Overland and IBM and Dell.

**	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

For the avoidance of doubt, nothing in this Settlement Agreement creates any obligation on the part of Overland to dismiss or terminate the ITC Action or District Court Action with respect to any party other than IBM and Dell.

2.2 The Parties agree that each Party shall bear its own costs, fees, and expenses relating to the ITC Action and the District Court Action, including attorneys’ fees, expert fees, and court costs, and in the negotiation, preparation, and execution of this Settlement Agreement, the License Agreement (attached hereto as Exhibit C), and the ** (attached hereto as Exhibit D).

3. LICENSES; COVENANTS; OTHER GRANTS OF RIGHTS

Concurrently with this Settlement Agreement, Overland and IBM have entered into a License Agreement (attached hereto as Exhibit C) and ** (attached hereto as Exhibit D).

4. PAYMENT

4.1 Total Consideration. In consideration of the releases and rights granted in this Settlement Agreement and the License Agreement, IBM shall pay to Overland ** (“Payment”) and enter into the **.

4.2 Payment Instructions. IBM agrees to make this payment within ** of the latest of (i) the Execution Date of this Settlement Agreement; (ii) the Execution Date of the License Agreement; (iii) the Execution Date of the **; or (iv) delivery of a letter to IBM on Overland letterhead that states: (a) the amount to be transferred; (b) Overland’s address; (c) Overland’s taxpayer identification number; (d) Overland’s Bank Account Name; (e) Overland’s bank name and address; and (f) Overland’s bank account number, bank routing number and Swift Code number. IBM’s sole obligation with respect to the Payment will be to make the payment contemplated in this paragraph.

4.3 Taxes. IBM shall make the Payment without any deductions for taxes or charges of any kind. All taxes imposed as a result of the existence of this Settlement Agreement or the performance hereunder shall be paid by the party required to do so by applicable law.

5. TERMINATION

5.1 This Settlement Agreement may not be terminated by any Party.

**	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. ASSIGNMENT

6.1 Assignment. This Settlement Agreement is personal to each of the parties and their affiliates and successor companies, and it cannot be assigned to any third party in whole or part.

7. REPRESENTATIONS, WARRANTIES

7.1 Overland represents and warrants that (i) it has the full right and power to enter into this Settlement Agreement; (ii) no other person’s consent or approval is required for the granting of such rights; and (iii) this Settlement Agreement and the grant of rights herein does not conflict with, violate or otherwise constitute a breach of any agreement between it and any person.

7.2 IBM represents and warrants that IBM has the full right and power to enter into this Settlement Agreement and that this Settlement Agreement does not conflict with, violate, or otherwise constitute a breach of any agreement between IBM and any person.

8. CONFIDENTIALITY

8.1 Each Party, on behalf of itself and its Subsidiaries, agrees not to disclose any term or condition of this Settlement Agreement to any third party without the prior written consent of the other Party. This obligation is subject to the following exceptions:

(a) disclosure is permissible if required by government or court order, provided the Party required to disclose first gives the other prior written notice to enable it to seek a protective order;

(b) disclosure is permissible if otherwise required by law (including but not limited to legal requirements and regulations of the U.S. Securities and Exchange Commission or rules of the NYSE or NASDAQ) and, in the event of such a disclosure, the disclosing party agrees to provide advance notice to the non-disclosing party and the disclosing party shall seek to maintain confidentiality of the terms and conditions to maximum extent reasonably possible;

(c) disclosure is permissible in connection with any subject matter addressed by the other party in any filings made pursuant to the regulations of the U.S. Securities and Exchange Commission and rules of the NYSE or NASDAQ or foreign equivalents of such governmental bodies and, in the event of such a disclosure, the disclosing party agrees to provide advance notice to the non-disclosing party and the disclosing party shall seek to maintain confidentiality of the terms and conditions to maximum extent reasonably possible;

(d) disclosure is permissible if required to enforce rights under this Settlement Agreement;

(e) each Party may use similar terms and conditions in other agreements;

**	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(f) each Party may disclose only the scope of the rights granted hereunder (but not any financial terms) to the extent reasonably necessary, on a confidential basis, to its customers, potential customers, and other third parties with which it has a current or potential commercial relationship; and

(g) each Party may disclose the terms and conditions of this Settlement Agreement to the extent reasonably necessary, on a confidential basis, to its accountants, attorneys, financial advisors, its present or future providers of venture capital and/or potential investors in or acquirers of such party or product or service lines which qualify for a license under Section 2.8 of the License Agreement (attached hereto as Exhibit C).

8.2 Neither Party shall use or refer to this Settlement Agreement, the License Agreement, or the ** or any of their provisions in any promotional activity, and each Party agrees not to issue any press release or make any other public announcement of any term or condition of this Settlement Agreement, the License Agreement, or the **. Notwithstanding the foregoing, each Party may publicly disclose the fact that the ITC Action and District Court Action have been resolved by settlement without disclosing any term or condition of this Settlement Agreement, the License Agreement, or the **.

8.3 For the avoidance of doubt, the parties acknowledge and agree that Section 8.1 permits IBM to disclose so much of the terms of this Settlement Agreement as is necessary to demonstrate to a customer that IBM and the customer are covered or protected by the terms of this Settlement Agreement.

9. MISCELLANEOUS

9.1 Entire Agreement. This Settlement Agreement, the License Agreement (attached hereto as Exhibit C), and the ** (attached hereto as Exhibit D) constitute the entire agreement between the parties relating to the subject matter hereof, and supersedes all prior proposals, agreements, representations, and other communications, if any, between the parties with respect to the subject matter hereof.

9.2 If any section of this Settlement Agreement is found by competent authority to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such section in every other respect and the remainder of this Settlement Agreement shall continue in effect so long as the Settlement Agreement still expresses the intent of the Parties. However, if the intent of the Parties cannot be preserved, this Settlement Agreement shall be either renegotiated or terminated.

**	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.3 Modification; Waiver. This Settlement Agreement shall not be binding upon the Parties until it has been signed herein below by or on behalf of each Party. No modification, supplementation, or amendment to this Settlement Agreement will be effective unless it is in writing and executed by authorized representatives of the parties, except that either Party may amend its address in Section 9.5 by written notice to the other Party. Nor will any waiver of any rights be effective unless assented to in writing by the party to be charged. The failure or delay of either party in exercising any of its rights hereunder, including any rights with respect to a breach or default by the other party, will in no way operate as a waiver of such rights or prevent the assertion of such rights with respect to any later breach or default by the other party.

9.4 Headings. The headings used in this Settlement Agreement are for reference and convenience only and will not be used in interpreting the provisions of this Settlement Agreement.

9.5 Notices. Notices and other communications shall be sent by facsimile, reputable overnight courier, email, or by registered or certified mail to the following addresses and shall be effective upon sending:

To Overland and its Subsidiaries and Affiliates:

Kurt Kalbfleisch

Vice President and CFO

Overland Storage Inc.

9112 Spectrum Center Boulevard

San Diego, CA 92123

Facsimile: (858) 495-4267

With a copy to:

Sean Cunningham

DLA Piper LLP (US)

401 B Street, Suite 1700

San Diego, CA 92101

Facsimile: (619) 699-2701

To IBM and its Subsidiaries and Affiliates:

Director of Licensing

IBM Corporation

North Castle Drive, MD-NC119

Armonk, NY 10504-1785

Facsimile: (914) 765-4380

**	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.6 Governing Law. The parties agree that this Agreement will be governed by and construed in accordance with the laws of the State of New York and of the United States of America without regard to choice of law provisions or rules. The parties further agree that this Settlement Agreement was mutually drafted by all parties and that any interpretation of this Settlement Agreement or any terms thereof will not be interpreted against one party as the drafting party.

9.7 Counterparts. This Settlement Agreement may be executed in counterparts by the parties hereto on any number of counterparts, each of which will be deemed an original, but all such respective counterparts will together constitute one and the same agreement. The parties agree that electronically transmitted signature pages will be treated as if they were originals.

9.8 Additional Provisions. Each party hereby declares and represents that it is executing this Agreement after consultation with its own independent legal counsel.

9.8.1 Any rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in the construction or interpretation of this Settlement Agreement. As used in this Settlement Agreement, the words “include” and “including,” “for example,” “such as,” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.”

9.8.2 Each party acknowledges to the other party that it has been represented by independent legal counsel of its own choice throughout all of the negotiations which preceded the execution of this Settlement Agreement. Each party further acknowledges that it and its counsel have had adequate opportunity to make whatever investigation or inquiry they may deem necessary or desirable in connection with the subject matter of this Settlement Agreement prior to the execution hereof and that in entering into this Settlement Agreement it is not relying on any representations of the other party in connection therewith.

[Balance of page intentionally left blank.]

**	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

In Witness Whereof, the parties hereto have caused this Settlement Agreement to be executed by their duly authorized representatives as undersigned:

Overland Storage, Inc., on its own behalf and on behalf of each of its Subsidiaries and Affiliates		International Business Machines Corporation, on their own behalf and on behalf of each of their Subsidiaries and Affiliates

By:	/s/	By:	/s/

Printed Name:	Printed Name:

Title:		Title:
Date:	November 16, 2011	Date:	November 16, 2011

**	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

(See attached.)

Exhibit A

UNITED STATES INTERNATIONAL TRADE COMMISSION

WASHINGTON, D.C.

Before the Honorable Charles E. Bullock

Administrative Law Judge

In the Matter of:

CERTAIN AUTOMATED MEDIA LIBRARY DEVICES	Investigation No. 337-TA-746 PUBLIC VERSION

JOINT MOTION FOR TERMINATION OF INVESTIGATION BY SETTLEMENT AS

TO RESPONDENTS INTERNATIONAL BUSINESS MACHINES CORPORATION

AND DELL INC.

Pursuant to 19 C.F.R. § 210.21(b), Complainant Overland Storage, Inc. (“Overland”) and Respondents International Business Machine Corporation (“IBM”) and Dell Inc. (“Dell”) (collectively “the Moving Parties”) jointly move to terminate Investigation No. 337-TA-746 as to IBM and Dell on the basis of a settlement agreement between Overland and IBM. This motion does not apply to Respondents BDT AG, BDT Products, Inc., BDT Automation Technology (Zhuhai FTZ) Co., Ltd., and BDT de México, S. de R.L. de C.V. (collectively “the Non-Settling Respondents”). For the reasons set forth in the supporting memorandum, the Moving Parties respectfully request that the motion be granted and that the Investigation be terminated with respect to IBM and Dell.1

Overland and IBM have entered into a settlement agreement, license agreement and Product Sales Agreement (collectively the “Agreements”). The settlement agreement includes an agreement to terminate this Investigation with prejudice as to IBM and Dell. There are no other agreements, written or oral, express or implied between the parties concerning the subject matter of this Investigation.

[1]

Overland is concurrently filing a motion to dismiss its claims against IBM and Dell in Overland Storage, Inc. v. BDT AG, et al., Case No. 3:10-cv-1700-JLS-BLM, pending in the United States District Court for the Southern District of California. Overland is not moving to dismiss its claims against the Non-Settling Respondents in the district court case.

Each of the Agreements contains Confidential Business Information within the meaning of 19 C.F.R. § 201.6. The Moving Parties therefore request that the Agreements be treated as Confidential Business Information under the Protective Order (Order No. 1) in this Investigation. The unredacted Agreements will be filed separately as a confidential document. In compliance with Rule 210.21(b), the Moving Parties file this public motion to terminate with the public versions of the settlement agreement (Exhibit A), license agreement (Exhibit B) and Product Sales Agreement (Exhibit C), which will also be served on counsel for the Non-Settling Respondents. The Commission has previously approved providing non-settling respondents with redacted versions of settlement agreements in prior investigations. The Moving Parties request that the unredacted Agreements not be provided to the Non-Settling Respondents.2

Pursuant to Ground Rule 3.2, the Moving Parties certify that they have made reasonable, good-faith efforts to resolve the matter with the Non-Settling Respondents at least two days prior to filing this motion. On November 16, 2011, the Moving Parties notified the Non-Settling Respondents of their intent to file this motion. The Non-Settling Respondents oppose the motion.

Because the public interest and Commission precedent support the termination of a pending investigation based on settlement, the Moving Parties respectfully request that the Administrative Law Judge issue an initial determination terminating the above-captioned investigation as to IBM and Dell in accordance with the provisions of 19 U.S.C. § 1337(c) and 19 C.F.R. § 210.21(b) based on the accompanying Agreements.

[2]

See Certain Machine Vision Software, Machine Vision Systems, and Products Containing Same, Inv. No. 663-TA-680, Order No. 17 (Initial Determination), 2009 WL 3535542 (Oct. 26, 2009) (counsel for non-settling respondents were not entitled to receive unredacted financial terms of settlement) (“it has been recognized, both in section 337 investigations and in district court cases, that forcing settling respondents and complainants to reveal the precise terms of their settlements to non-settling respondents could discourage settlements, even if such disclosures were made only to counsel who have subscribed to the protective order.”); Certain Hydraulic Excavators and Components Thereof, Inv. No. 337-TA-582, Order No. 49, 2007 WL 2328098 (Aug. 13, 2007) (only public version of settlement agreement should be served on non-settling respondents) (“In order to foster settlement in this case, it is necessary to protect the exact terms of the settlement agreement against disclosure to the non-settling respondents.”).

Dated: November 21, 2011	Respectfully submitted,

/s/ Sean Cunningham	/s/ V. James Adduci, II
Sean Cunningham Erin Gibson DLA PIPER LLP (US) 401 B Street, Suite 1700 San Diego, California Telephone: (619) 699-2700 Facsimile: (619) 699-2701

V. James Adduci, II

Michael L. Doane

Katherine R. Lahnstein

ADDUCI, MASTRIANI & SCHAUMBERG, LLP

1200 Seventeenth Street, N.W., Fifth Floor

Washington, D.C. 20036

Telephone: (202) 467-6300

Facsimile: (202) 466-2006

Brent Yamashita Robert Buergi DLA PIPER LLP (US) 2000 University Avenue East Palo Alto, California 94303 Telephone: (650) 833-2000 Facsimile: (650) 833-2001	Gregory S. Arovas KIRKLAND & ELLIS LLP 601 Lexington Avenue New York, New York 10022 Telephone: (212) 446-4800 Facsimile: (212) 446-4900

Counsel for Complainant Overland Storage, Inc.	Edward C. Donovan D. Sean Trainor William Fink KIRKLAND & ELLIS LLP 655 Fifteenth Street, NW Washington, D.C. 20005 Telephone: (202) 879-5000 Facsimile: (202) 879-5200

Counsel for Respondent International Business Machines Corporation

/s/ Jason W. Cook
Jason W. Cook ALSTON & BIRD LLP 2828 North Harwood Street 18th Floor Dallas, Texas 75201-2139 Telephone: (214) 922-3400 Facsimile: (214) 922-3899

Chad Thompson ALSTON & BIRD LLP The Atlantic Building 950 F. Street, NW Washington, DC 20004 Telephone: (202) 239-3300 Facsimile: (202) 239-3333

Counsel for Respondent Dell Inc.

UNITED STATES INTERNATIONAL TRADE COMMISSION

WASHINGTON, D.C.

Before the Honorable Charles E. Bullock

Administrative Law Judge

In the Matter of:

CERTAIN AUTOMATED MEDIA LIBRARY DEVICES	Investigation No. 337-TA-746 PUBLIC VERSION

MEMORANDUM IN SUPPORT OF JOINT MOTION FOR TERMINATION OF

INVESTIGATION BY SETTLEMENT AS TO RESPONDENTS INTERNATIONAL

BUSINESS MACHINES CORPORATION AND DELL INC.

On November 16, 2011, Complainant Overland Storage, Inc. (“Overland”) and Respondent International Business Machine Corporation (“IBM”) entered into a settlement agreement, license agreement and Product Sales Agreement (collectively the “Agreements”) each of which is fully effective and has been executed by authorized representatives of Overland and IBM. The settlement agreement includes an agreement to terminate with prejudice this Investigation as to IBM and Dell Inc. (“Dell”). Accordingly, Overland, IBM, and Dell (collectively “the Moving Parties”) respectfully request that the Administrative Law Judge issue an initial determination terminating this Investigation with respect to IBM and Dell.

Request to Terminate the Investigation as to IBM and Dell

Commission Rule 210.21(b)(l) provides that “[a]n investigation before the Commission may be terminated as to one or more respondents pursuant to section 337(c) of the Tariff Act of 1930 on the basis of a licensing or other settlement agreement.” Commission Rule 210.21(b)(1). The terms of the settlement agreement, license agreement and Product Sales Agreement between Overland and IBM are set forth in attached Exhibits A, B and C respectively, from which Confidential Business Information under the Protective Order (Order No. 1) has been redacted. The unredacted Agreements will be filed separately as a confidential document. See Commission Rule 210.21(b)(1). The Moving Parties state that there are no other agreements, written or oral, express or implied between the parties concerning the subject matter of this Investigation.

This motion seeks to terminate the Investigation as to IBM and Dell only, and the Investigation will proceed as to Respondents BDT AG, BDT Products, Inc., BDT Automation Technology (Zhuhai FTZ) Co., Ltd., and BDT de México, S. de R.L. de C.V. (collectively “the Non-Settling Respondents”), who are not parties to the Agreements. In order to promote settlement, the Moving Parties therefore request that the Agreements be treated as Confidential Business Information under the Protective Order in this Investigation. Counsel for the Non-Settling Respondents are being provided with the public versions of the Agreements. The Commission has previously approved providing non-settling respondents with redacted versions of settlement agreements in prior investigations. The Moving Parties request that the unredacted Agreements not be provided to the Non-Settling Respondents. Certain Dynamic Random Access Memory Semiconductors and Products Containing Same, Including Memory Modules, Inv. No. 337-TA-707, Order No. 10 (Initial Determination) (June 29, 2010); Certain Automotive Multimedia Display and Navigation Systems, Inv. No. 337-TA-657, Order No. 27 (Initial Determination) (June 23, 2009); Certain Machine Vision Software, Machine Vision Systems, and Products Containing Same, Inv. No. 663-TA-680, Order No. 17 (Initial Determination), 2009 WL 3535542 (Oct. 26, 2009) (“[I]t has been recognized, both in section 337 investigations and in district court cases, that forcing settling respondents and complainants to reveal the precise terms of their settlements to nonsettling respondents could discourage settlements, even if such disclosures were made only to counsel who have subscribed to the protective order.”); Certain Hydraulic Excavators and Components Thereof, Inv. No. 337-TA-582, Order No. 49, 2007 WL 2328098 (Aug. 13, 2007) (“In order to foster settlement in this case, it is necessary to protect the exact terms of the settlement agreement against disclosure to the non-settling respondents.”).

The public interest and Commission policy generally favor licensing or other settlement agreements, as they preserve the Commission’s and the private parties’ time and resources. See, e.g., Certain Safety Eyewear and Components Thereof, Inv. No. 337-TA-433, Order No. 37, at 2 (Nov. 3, 2000); Certain Integrated Circuit Chipsets and Products Containing Same, Inv. No. 337-TA-428, Order No. 16 (Pub. Version), at 5 (Aug. 22, 2000); Certain Synchronous Dynamic Random Access Memory Devices, Microprocessors, and Products Containing Same, Inv. No. 337-TA-431, Order No. 11 (Pub. Version), at 2 (July 13, 2000). Termination based upon a licensing or other settlement agreement is routinely granted. Id. Termination of this Investigation with respect to IBM and Dell will not have any adverse effect on the public health and welfare and/or competitive conditions in the United States. Thus, the Administrative Law Judge is authorized to issue an initial determination terminating this Investigation as to IBM and Dell pursuant to 19 C.F.R. § 210.21(b).

Accordingly, the Moving Parties respectfully request that the Administrative Law Judge grant their joint motion and issue an initial determination terminating this Investigation with respect to IBM and Dell.

Conclusion

For the reasons stated above, the Moving Parties respectfully request that the Administrative Law Judge grant the parties’ Joint Motion for Termination of Investigation by Settlement as to Respondents International Business Machines Corporation and Dell Inc.

Dated: November 21, 2011	Respectfully submitted,

/s/ Sean Cunningham	/s/ V. James Adduci, II
Sean Cunningham Erin Gibson DLA PIPER LLP (US) 401 B Street, Suite 1700 San Diego, California Telephone: (619) 699-2700 Facsimile: (619) 699-2701

V. James Adduci, II

Michael L. Doane

Katherine R. Lahnstein

ADDUCI, MASTRIANI & SCHAUMBERG, LLP

1200 Seventeenth Street, N.W., Fifth Floor

Washington, D.C. 20036

Telephone: (202) 467-6300

Facsimile: (202) 466-2006

Brent Yamashita Robert Buergi DLA PIPER LLP (US) 2000 University Avenue East Palo Alto, California 94303 Telephone: (650) 833-2000 Facsimile: (650) 833-2001	Gregory S. Arovas KIRKLAND & ELLIS LLP 601 Lexington Avenue New York, New York 10022 Telephone: (212) 446-4800 Facsimile: (212) 446-4900

Counsel for Complainant Overland Storage, Inc.	Edward C. Donovan D. Sean Trainor William Fink KIRKLAND & ELLIS LLP 655 Fifteenth Street, NW Washington, D.C. 20005 Telephone: (202) 879-5000 Facsimile: (202) 879-5200

Counsel for Respondent International Business Machines Corporation

/s/ Jason W. Cook
Jason W. Cook ALSTON & BIRD LLP 2828 North Harwood Street 18th Floor Dallas, Texas 75201-2139 Telephone: (214) 922-3400 Facsimile: (214) 922-3899

Chad Thompson ALSTON & BIRD LLP The Atlantic Building 950 F Street, NW Washington, DC 20004 Telephone: (202) 239-3300 Facsimile: (202) 239-3333

Counsel for Respondent Dell Inc.

UNITED STATES INTERNATIONAL TRADE COMMISSION

WASHINGTON, D.C.

Before the Honorable Charles E. Bullock

Administrative Law Judge

In the Matter of:

CERTAIN AUTOMATED MEDIA LIBRARY DEVICES	Inv. No. 337-TA-746

I, Sally D. Jones, hereby certify that on November 21, 2011, a copy of [PUBLIC] Joint Motion for Termination of Investigation by Settlement as to Respondents International Business Machines Corporation and Dell Inc.; Memorandum in Support of Joint Motion for Termination of Investigation by Settlement as to Respondents International Business Machines Corporation and Dell Inc. was served on the following as indicated:

James R. Holbein, Secretary U.S. International Trade Commission 500 E Street, S.W., Room 112A Washington, D.C. 20436	☐ Via First Class Mail ☐ Via Hand Delivery ☐ Via Overnight Courier ☐ Via Facsimile ☒ Via ELECTRONIC FILING (PDF file)

The Honorable Charles E. Bullock Administrative Law Judge U.S. International Trade Commission 500 E Street, S.W., Room 317R Washington, DC 20436	☐ Via First Class Mail ☐ Via Hand Delivery (on ____________) ☒ Via Overnight Courier (2 copies) ☐ Via Facsimile ☒ Via Email (PDF file) irina.kushner@usitc.gov
For Respondent Dell, Inc.

Jason W. Cook ALSTON & BIRD LLP 2828 N. Harwood Street Suite 1800 Dallas, TX 75201-2139 Tel. (214) 922-3400 Fax (214) 922-3899	☐ Via First Class Mail ☐ Via Hand Delivery ☐ Via Overnight Courier ☐ Via Facsimile ☒ Via Email Dell-ITC-746@alston.com

For Respondents BDT AG, DDT-Solutions GmbH & Co. KG, BDT Automation Technology, BDT de Mexico, S. De R.L. de C.V., and BDT Products, Inc.

Gabriel G. Hedrick (Lead Attorney for service) Anton N. Handal Pamela C. Chalk 1200 Third Avenue, Suite 1321 San Diego, California 92101 Tel (619) 544-6400 Fax (619) 696-0323	☐ Via First Class Mail ☐ Via Hand Delivery ☐ Via Overnight Courier ☐ Via Facsimile ☒ Via Email ghedrick@handal-law.com anh@handal-law.com pchalk@handal-law.com

James B. Altman Barbara A. Murphy David F. Nickel Foster, Murphy, Altman & Nickel, PC 1899 L Street, NW, Suite 1150 Washington, DC 20036 Tel (202) 223-6200	☐ Via First Class Mail ☐ Via Hand Delivery ☐ Via Overnight Courier ☐ Via Facsimile ☒ Via Email FM-BDT@fostermurphy.com

Robert E. Purcell, Esq. The Law Office of Robert E. Purcell, PLLC 211 West Jefferson Street, Suite 24 Syracuse, New York 13202 Tel (315) 671-0710 Fax (315) 671-0711	☐ Via First Class Mail ☐ Via Hand Delivery ☐ Via Overnight Courier ☐ Via Facsimile ☒ Via Email rpurcell@repurcelllaw.com

For Respondent International Business Machines Corporation

V. James Adduci, II (Lead Attorney for service) Adduci, Mastriani, Schaumberg, LLP 1200 Seventeenth Street, N.W., Fifth Floor Washington, D.C. 20036 Telephone: (202) 467-6300 Fax: (202) 466-2006	☐ Via First Class Mail ☐ Via Hand Delivery ☐ Via Overnight Courier ☐ Via Facsimile ☒ Via Email IBM-3@adduci.com IBM746Service@kirkland.com

Gregory S. Arovas Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Tel: (212) 446-4800 Fax: (212) 446-4900

Edward C. Donovan D. Sean Trainor William Fink Kirkland & Ellis LLP 655 Fifteenth Street, NW Washington, DC 20005 Tel: (202) 879-5000 Fax: (202) 879-5200

/s/ Sally D. Jones
Sally D. Jones

EXHIBIT B

(See attached.)

Exhibit B

SEAN C. CUNNINGHAM (Bar No. 174931)

sean.cunningham@dlapiper.com

BRENT K. YAMASHITA (Bar No. 206890)

brent.yamashita@dlapiper.com

ERIN P. GIBSON (Bar No. 229305)

erin.gibson@dlapiper.com

ROBERT BUERGI (Bar No. 242910)

robert.buergi@dlapiper.com

DLA PIPER LLP (US)

401 B Street, Suite 1700

San Diego, CA 92101-4297

Tel: (619) 699-2700

Fax: (619) 699-2701

Attorneys for PLAINTIFF

OVERLAND STORAGE, INC.

CHRISTOPHER LAWLESS (Bar No. 268952)

christopher.lawless@kirkland.com

KIRKLAND & ELLIS LLP

333 South Hope Street

29th Floor

Los Angeles, CA 90071

Tel.: (213) 680-8400

Fax: (213) 680-8500

Attorneys for DEFENDANT

INTERNATIONAL BUSINESS MACHINES

CORPORATION

RACHEL CAPOCCIA (Bar No. 187160)

rachel.capoccia@alston.com

ALSTON & BIRD LLP

333 South Hope Street

16th Floor

Los Angeles, CA 90071

Tel: (213) 576-1100

Fax: (213) 576-2882

Attorneys for DEFENDANT

DELL INC.

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF CALIFORNIA

OVERLAND STORAGE, INC.,

Plaintiff,

v.

BDT AG,

BDT PRODUCTS, INC.,

BDT-SOLUTIONS GMBH & CO. KG,

BDT AUTOMATION TECHNOLOGY

(ZHUHAI FTZ) CO., LTD.,

BDT DE MÉXICO, S. DE R.L. DE C.V.,

DELL INC.,

INTERNATIONAL BUSINESS

MACHINES CORP.,

Defendants.

Case No. 3:10-cv-1700 JLS BLM JOINT MOTION AND STIPULATION FOR DISMISSAL OF CLAIMS WITH RESPECT TO DEFENDANTS INTERNATIONAL BUSINESS MACHINES CORP. AND DELL INC. WITH PREJUDICE

Plaintiff Overland Storage, Inc. (“Overland”) and Defendants International Business Machines Corporation (“IBM”) and Dell Inc. (“Dell”) (collectively “the Moving Parties”), through their respective counsel, hereby jointly move and stipulate to dismiss with prejudice all

DLA PIPER LLP (US) SAN DIEGO	JOINT MOTION AND STIPULATION FOR DISMISSAL	CASE NO. 3:10-CV-1700 JLS BLM

claims asserted by Overland against IBM and Dell in this case. Overland does not dismiss its claims as to Defendants BDT AG, BDT Products, Inc., BDT-Solutions GmbH & Co. KG, BDT Automation Technology (Zhuhai FTZ) Co., Ltd., and BDT de Mexico, S. de R.L. de C.V. The Moving Parties further jointly move and stipulate that they shall each bear their own attorneys’ fees, expenses, and costs. A proposed Order conforming to this Stipulation is submitted herewith.

Dated: November 25, 2012	DLA PIPER LLP (US)

	By	/s/ Sean C. Cunningham
SEAN C. CUNNINGHAM
BRENT K. YAMASHITA ERIN P. GIBSON ROBERT BUERGI
Attorneys for PLAINTIFF OVERLAND STORAGE, INC.

Dated: November 25, 2012	KIRKLAND & ELLIS LLP

	By	/s/ Christopher Lawless
CHRISTOPHER LAWLESS
Attorneys for DEFENDANT INTERNATIONAL BUSINESS MACHINES CORPORATION

Dated: November 25, 2012	ALSTON & BIRD LLP

	By	/s/ Rachel Capoccia
RACHEL CAPOCCIA
Attorneys for DEFENDANT DELL INC.

DLA PIPER LLP (US) SAN DIEGO	JOINT MOTION AND STIPULATION FOR DISMISSAL	CASE NO. 3:10-CV-1700 JLS BLM

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF CALIFORNIA

OVERLAND STORAGE, INC.,

Plaintiff,

v.

BDT AG,

BDT PRODUCTS, INC.,

BDT-SOLUTIONS GMBH & CO. KG,

BDT AUTOMATION TECHNOLOGY

(ZHUHAI FTZ) CO., LTD.,

BDT DE MÉXICO, S. DE R.L. DE C.V.,

DELL INC.,

INTERNATIONAL BUSINESS

MACHINES CORP.,

Defendants.

Case No. 3:10-cv-1700 JLS BLM ORDER DISMISSING CLAIMS WITH RESPECT TO DEFENDANTS INTERNATIONAL BUSINESS MACHINES CORP. AND DELL INC. WITH PREJUDICE

Upon the Joint Motion and Stipulation of Plaintiff Overland Storage, Inc. (“Overland”) and Defendants International Business Machines Corporation (“IBM”) and Dell Inc. (“Dell”) on file herein,

IT IS HEREBY ORDERED that all claims asserted by Overland against IBM and Dell in the above-captioned matter, are hereby dismissed with prejudice, each party to bear its own attorneys’ fees and costs.

Dated:

United States District Judge

EXHIBIT C

**	This exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted exhibit.

Exhibit C

EXHIBIT D

**	This exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted exhibit.

Exhibit D